UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2026

i-80 GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-41382	98-1591259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 York Street, Suite 1802 Toronto, Ontario Canada M5H 3S5	5190 Neil Road, Suite 460 Reno, Nevada USA 89502
(Address of principal executive offices)
Registrant’s telephone number, including area code: (775) 525-6450
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Warrants to Purchase Common Shares	IAUX.WS	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange
Warrants to Purchase Common Shares	IAU.WT.U	The Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On August 10, 2026, i-80 Gold Corp. issued a press release announcing its financial results for the quarter ended June 30, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	News Release, dated August 10, 2026, reporting second quarter 2026 results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026

i-80 GOLD CORP.

	By:	/s/ Ryan Snow
	Name:	Ryan Snow
	Title:	Chief Financial Officer